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                                                                    Exhibit 21.1
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                       Global Crossing Ltd. Subsidiaries
                       ---------------------------------


Global Crossing Holdings Ltd.                               Bermuda
Global Crossing Holdings II Ltd.                            Bermuda
Global Crossing International, Ltd.                         Bermuda
Global Crossing Holdings UK Limited                         United Kingdom
Global Crossing Europe Limited                              United Kingdom
Global Crossing Marketing (UK) Limited                      United Kingdom
Global Crossing Marketing USA Inc.                          Delaware
Global Crossing Development Co.                             Delaware
US Crossing, Inc.                                           Delaware
Global Crossing USA Inc.                                    Delaware
GC Dev. Co., Inc.                                           Delaware
Global Crossing Employee Services Inc.                      Delaware
Atlantic Crossing Holdings Ltd.                             Bermuda
Atlantic Crossing Ltd.                                      Bermuda
Atlantic Crossing Holdings U.K. Limited                     United Kingdom
Global Telesystems GmbH                                     Germany
GT U.K. Ltd.                                                United Kingdom
GT Landing Corp.                                            Delaware
GT Netherlands B.V.                                         The Netherlands
Global Crossing Landing Holdings Ltd.                       Bermuda
GC Pacific Landing Corp.                                    Delaware
Pacific Crossing Holdings Ltd.                              Bermuda
GCT Pacific Holdings Ltd.                                   Bermuda
Pacific Crossing Ltd.                                       Bermuda
Pacific Crossing UK Limited                                 United Kingdom
PCL Japan Ltd.                                              Japan
PC Landing Corp.                                            Delaware
Mid-Atlantic Crossing Holdings Ltd.                         Bermuda
Mid-Atlantic Crossing Ltd.                                  Bermuda
Mid-Atlantic Crossing Holding UK Ltd.                       United Kingdom
MAC Landing Corp.                                           Delaware
Pan American Crossing Holdings Ltd.                         Bermuda
Pan American Crossing Ltd.                                  Bermuda
Pan American Crossing UK Ltd.                               United Kingdom
PAC Landing Corp.                                           Delaware
Pan American Crossing Landing B.V.                          The Netherlands
Global Crossing Mexicana Sociedad de Responsabilidad        Mexico
 Limitada de Capital Variable
Global Crossing Network Center Ltd.                         Bermuda
GC St. Croix Company Inc.                                   US Virgin Islands
Global Crossing Network Center (UK) Ltd.                    United Kingdom
GC Pan European Crossing Luxembourg I S.a.r.l.              Luxembourg
GC Pan European Crossing Luxembourg II S.a.r.l.             Luxembourg
GC Pan European Crossing Holdings B.V.                      The Netherlands
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GC Pan European Crossing Belgie b.v.b.a.                    Belgium
GC Pan European Crossing UK Limited                         United Kingdom
GC Pan European Crossing Italia s.r.l.                      Italy
GC Pan European Crossing France S.a.r.l.                    France
GC Pan European Crossing Nederland B.V.                     The Netherlands
GC Pan European Crossing Deutschland GmbH                   Germany
GC Pan European Crossing Danmark A.p.s.                     Denmark
GC Pan European Crossing Osterrich GmbH                     Austria
GC Pan European Crossing Switzerland GmbH                   Switzerland
Global Crossing Services Europe Limited                     Ireland
Global Crossing Services Ireland Limited                    Ireland
Global Crossing Ireland Limited                             Ireland
South American Crossing Holdings (Subsea) Ltd.              Bermuda
South American Crossing (Subsea) Ltd.                       Bermuda
SAC Brazil Landing Holding Limitada                         Brazil
SAC Brazil Landing Limitada                                 Brazil
SAC Panama Ltd.                                             Bermuda
South American Crossing Holdings Ltd.                       Bermuda
South American Crossing Ltd.                                Bermuda
SAC Panama S.A.                                             Panama
SAC Landing Corp.                                           Delaware
South American Crossing Holdings (Backhaul) Ltd.            Bermuda
South American Crossing (Backhaul) Ltd.                     Bermuda
SAC Brazil (Backhaul) Ltd.                                  Bermuda
SAC Venezuela Backhaul B.V.                                 The Netherlands
GC UK Holding Ltd.                                          United Kingdom
Global Marine Systems Ltd.                                  United Kingdom